                                                              Exhibit 10.1
                               AMENDMENT NO. 1 TO
                        SECURITIES SUBSCRIPTION AGREEMENT


     This Amendment No. 1 to Securities Subscription Agreement dated April 23, 1996 by and between the undersigned hereby amends that certain Securities Subscription Agreement made March 22, 1996 by and between Genta Incorporated, a Delaware corporation (the "Company") and Newsun Limited (the "Subscriber") relating to the purchase of 3,000 shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share by Subscriber to provide for the following:

     The Subscriber or any subsequent holder of the Shares (the "Holder") shall be prohibited from converting any portion of the Shares which would result in the Subscriber or the Holder being deemed the beneficial owner, in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, of five percent (5%) or more of the then issued and outstanding Common Stock of the Company.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Securities Subscription Agreement as of the date first written above.

                                        GENTA INCORPORATED


                                        By  /s/ HOWARD SAMPSON
                                           -------------------------------------
                                           Its  V.P., CFO
                                               ---------------------------------

                                        NEWSUN LIMITED



                                        By  /s/ RAZ STEINMETZ
                                           -------------------------------------
                                           Its  Proxy, Ray Steinmetz
                                               ---------------------------------

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                               AMENDMENT NO. 1 TO
                        SECURITIES SUBSCRIPTION AGREEMENT


     This Amendment No. 1 to Securities Subscription Agreement dated April 23, 1996 by and between the undersigned hereby amends that certain Securities Subscription Agreement made March 22, 1996 by and between Genta Incorporated, a Delaware corporation (the "Company") and Kempton Investments Ltd. (the "Subscriber") relating to the purchase of 3,000 shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share by Subscriber to provide for the following:

     The Subscriber or any subsequent holder of the Shares (the "Holder") shall be prohibited from converting any portion of the Shares which would result in the Subscriber or the Holder being deemed the beneficial owner, in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, of five percent (5%) or more of the then issued and outstanding Common Stock of the Company.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Securities Subscription Agreement as of the date first written above.

                                        GENTA INCORPORATED



                                        By  /s/ HOWARD SAMPSON
                                           -------------------------------------
                                           Its  V.P., CFO
                                               ---------------------------------

                                        KEMPTON INVESTMENTS LTD.


                                        By  /s/ CLEVE REEVES
                                           -------------------------------------
                                           Its  Secretary
                                               ---------------------------------

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                       Agreement Among Holders of Series C
                      Preferred Stock of Genta Incorporated



     The undersigned being the holders of 7,044 shares of Series C Convertible Preferred Stock (the "Series C Stock") of Genta Incorporated (the "Company"), representing all outstanding shares of Series C Preferred Stock, do hereby agree as of May 30, 1996 that the maximum aggregate number of shares of Common Stock of the Company into which the outstanding shares of Series C Preferred Stock may be converted is 5,247,491, which represents less than 20% of the outstanding shares of Common Stock of the Company at March 22, 1996. The undersigned further agree that Domain Partners, L.P., Domain Partners II, L.P., Institutional Venture Partners IV and Institutional Venture Management IV (or any assignees of such entities) shall not convert any of the shares of Series C Preferred Stock held by them into shares of Common Stock of the Company until Kempton Investments, Ltd. and Newsun Limited have converted all of the shares of Series C Preferred Stock held by them into shares of Common Stock of the Company. Further, the Company by the signature of its Chief Financial Officer below hereby agrees that if any shares of Series C Preferred Stock held by Kempton Investments Ltd. or Newsun Limited cannot be converted into shares of Common Stock of the Company because of the limitation contained herein, then the Company shall use its best efforts to

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remove such limitation in compliance with the rules of the National Association of Securities Dealers, Inc.


Kempton Investments Ltd.                     Domain Partners, L.P.


By:  /s/ CLEVE REEVES                        By:  /s/ JAMES C. BLAIR
    -------------------------------              -------------------------------

                                             Domain Partners II, L.P.

                                             By:  /s/ JAMES C. BLAIR
                                                 -------------------------------

Newsun Limited


By:  /s/ RAZ STEINMETZ
    -------------------------------


                                             Institutional Venture Partners IV


Genta Incorporated                           By:  /s/ S.D. COLELLA
                                                 -------------------------------

By:  /s/ THOMAS H. ADAMS                     Institutional Venture Management IV
    -------------------------------

                                             By:  /s/ S.D. COLELLA
                                                 -------------------------------